Exhibit 10.2

FIRST AMENDMENT TO INVESTMENT AGREEMENT

This FIRST AMENDMENT TO INVESTMENT AGREEMENT (this “Amendment”), dated as of May 31, 2022, is by and among OEG Attractions Holdings, LLC (f/k/a RHP Operations and Attractions Holdings, LLC), a Delaware limited liability company (the “Company”), RHP Hotels, LLC, a Delaware limited liability company (the “RHP Member”), RHP Hotel Properties, LP, a Delaware limited partnership (the “RHP Operating Partnership” and together with the Company and the RHP Member, the “RHP Parties”), A-OEG Holdings, LLC, a Delaware limited liability company (“Purchaser”), and Atairos Group, Inc., a Cayman Islands exempted company (“Purchaser Guarantor”), and solely for the limited purpose of Section 5.10, Section 5.12, Section 5.14, Section 8.2(c) and Section 10.12(b) and for no other purpose, Ryman Hospitality Properties, Inc., a Delaware corporation and ultimate parent of the Company, the RHP Member and the RHP Operating Partnership (“Ultimate Parent”).

RECITALS

A.The parties desire to amend that certain Investment Agreement, dated as of April 4, 2022, between and among the RHP Parties, Purchaser, Purchaser Guarantor (for certain limited purposes) and Ultimate Parent (for certain limited purposes) (the “Agreement”) on the terms set forth below,

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties, intended to be legally bound, hereby agree as follows:

Section 1.Amendments to LLC Agreement. The LLC Agreement attached as Exhibit C to the Agreement shall be amended and modified as follows:

(i)	Schedule C. Item (3). The Major Decision listed in Item (3) shall be amended and restated as follows:

“Creating, obtaining, incurring, assuming, extending, refinancing or guarantying any indebtedness, including any refinancing of or amendment to the Company Credit Facility (as defined in Schedule D), other than any indebtedness that is in conformity with the Permitted Refinancing Terms (it being understood that Debt-Like Preferred Equity of the Company or any of its subsidiaries shall constitute indebtedness for these purposes). Notwithstanding the foregoing, for so long as the Block 21 Loan (as defined in Schedule D) remains outstanding, Investor Member approval under this Item (3) or any other provision of this Agreement will not be required for the refinancing the Block 21 Loan (but upon the completion of such refinancing, in whatever form, the Block 21 Loan will no longer be deemed to outstanding for any purpose of this Schedule C).”

(ii)	Schedule C. Item (4). Clause (iii) of the Major Decision listed in Item (4) shall be amended and restated as follows:

“(iii) effect any sale or other disposition transaction involving the Company and/or its Subsidiaries and/or any of their respective businesses or assets having a value greater than $150,000,000 per transaction or series of transactions (provided that, for so long as the Block 21 Loan remains outstanding, Investor Member approval under this Item (4) or any other provision of this Agreement will not be required for Company’s decision to sell Block 21 (as defined herein)).

(iii)	Schedule C. Item (14). The Major Decision listed in Item (14) shall be amended by adding the following proviso at the end of Item (14):

“provided, however, that for so long as the Block 21 Loan remains outstanding, Investor Member approval rights under this Item (14) or any other provision of this Agreement will not be required for Company’s decision to effect the bankruptcy or liquidation of RHP Block 21, LLC (or any affiliate of Company that is a successor borrower under the Block 21 Loan).”

Section 2.Miscellaneous. This Amendment may be signed in counterparts, including with electronic signatures.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

COMPANY:

OEG Attractions Holdings, LLC

(f/k/a RHP Operations and Attractions Holdings, LLC)

By:/s/ Scott J. Lynn

Name:Scott J. Lynn

Title:Secretary

RHP MEMBER:

RHP HOTELS, LLC

By:/s/ Scott J. Lynn

Name:Scott J. Lynn

Title:Vice-President

OPERATING PARTNERSHIP:

RHP HOTEL PROPERTIES, LP

By: RHP PARTNER, LLC

Its: General Partner

By:/s/ Scott J. Lynn

Name:Scott J. Lynn

Title:Vice-President

ULTIMATE PARENT:

RYMAN HOSPITALITY PROPERTIES, INC., solely for the purpose of Section 5.10, Section 5.12, Section 5.14, Section 8.2(c) and Section 10.12(b) and for no other purpose

By:/s/ Scott J. Lynn

Name:Scott J. Lynn

Title:EVP & General Counsel

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

PURCHASER:

A-OEG Holdings, LLC

By:  Atairos Group, Inc., its sole member

By:/s/ Alexander D. Evans

Name:Alexander D. Evans

Title:Authorized Signatory

PURCHASER GUARANTOR:

Atairos Group, Inc.

By:/s/ Alexander D. Evans

Name:Alexander D. Evans

Title:Authorized Signatory